SECURITIES AND EXCHANGE COMMISSION

Washington D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report: September 29, 2006
(Date of Earliest Event Reported)

Clarient, Inc.

(Exact Name of Registrant as Specified in Its Charter)

Delaware	000-22677	75-2649072
(State or Other Jurisdiction	(Commission	(I.R.S. Employer
of Incorporation)	File Number)	Identification No.)

31 Columbia, Aliso Viejo, California	92656
(Address of Principal Executive Offices)	(Zip Code)

(949) 425-5700

(Registrant’s Telephone Number, Including Area Code)

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR  240.13e- 4(c))

Item 1.01               Entry into a Material Definitive Agreement.

Financing Agreement with GE Healthcare Financial Services

On September 29, 2006, Clarient, Inc. (the “Company”) entered into a Loan and Security Agreement (the “Credit Agreement”) with General Electric Capital Corporation (“GE”).  The financing arrangement consists of a senior secured revolving credit facility pursuant to which the Company may borrow up to $5 million, subject to adjustment.  Borrowings under the Credit Agreement may not exceed 85% of the Company’s qualified accounts receivable after application of certain liquidity factors and deduction of certain specified reserves.  The facility has a two-year term and is secured by the diagnostic services business accounts receivable, along with all of the other assets of the Company and its subsidiaries.  The interest rate under this financing arrangement is based on the lower of the London Interbank Offered Rate (“LIBOR”), plus 3.25% or the Wall Street Journal published Prime Rate, plus 0.5%.  The Credit Agreement provides for a prepayment fee of 2% of the commitment amount if terminated during the first year and 1% of the commitment amount if terminated any time thereafter prior to the maturity date.

A copy of the Credit Agreement is filed as Exhibit 99.2 to this Current Report on Form 8-K and incorporated herein by reference, and the summary of the Credit Agreement set forth above is qualified in its entirety by reference to the text of the Credit Agreement filed with this Current Report on Form 8-K.

On October 3, 2006, the Company issued a press release regarding the senior secured revolving credit facility with GE, a copy of which is furnished as Exhibit 99.1 to this Current Report on Form 8-K.

Item 2.03                                         Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

On September 29, 2006 the Company entered into the Credit Agreement with GE.  The summary of the Credit Agreement set forth under Item 1.01 is incorporated by reference into this Item 2.03.   As of September 29, 2006, the Company had borrowed $1 million under the Credit Agreement.  The Company may borrow additional funds from time to time, subject to satisfying customary conditions and the value of the Company’s qualified accounts receivable borrowing base.  A copy of the Credit Agreement is filed as Exhibit 99.2 to this Current Report on Form 8-K and incorporated herein by reference, and the summary of the Credit Agreement set forth under Item 1.01 is qualified in its entirety by reference to the text of the Credit Agreement filed with this Current Report on Form 8-K.

Item 9.01               Financial Statements and Exhibits

(d)  Exhibits

99.1         Press Release issued by Clarient dated October 3, 2006.

99.2         Loan and Security Agreement dated September 29, 2006

i

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Clarient, Inc.

Date: October 5, 2006	By:	/s/ James V. Agnello
		Name:	James V. Agnello
		Title:	Senior Vice President and Chief Financial Officer

ii